Exhibit 10.3

AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is entered into on May 19, 2011 (“Effective Date”), between Flotek Industries, Inc., a Delaware corporation (the “Company”), and Steve Reeves (“Employee”).

WHEREAS, the Company and Employee entered into that certain Employment Agreement dated as of May 10, 2010 (the “Employment Agreement”); and

WHEREAS, the Company and Employee desire to amend and supplement the Employment Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Position Title. All references to “Executive Vice President, Operations, Business Development and Special Projects” in Section 2(a) of the Employment Agreement shall be amended and replaced with “Executive Vice President, Operations”.

2. Amendment to Base Salary. The first sentence of Section 3(a) of the Employment Agreement is hereby amended and restated as follows:

“Employee’s annual base salary for the Employment Period shall be $275,000, which effective as of May 31, 2011 shall be increased to $295,000 (the “Base Salary”).”

3. Amendment to Target Bonus. Section 3(c) of the Employment Agreement is hereby amended and restated as follows:

“Employee shall be entitled to annual bonuses in accordance with the Management Incentive Plan of the Company, with a “Target Bonus” for purposes of such plan of 50% of Base Salary (a “Target Bonus”) for years 2010 and 2011.”

4. One-Time Payment. The Employment Agreement shall be amended to include the following as Section 3(g):

“Employee shall receive a one-time payment of $2,922.96 on May 31, 2011.”

5. No Further Amendments. Except as set forth in this Amendment, the Employment Agreement has not been amended and remains in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date.

FLOTEK INDUSTRIES, INC.

By:
Name: John W. Chisholm
Title: President

Steve Reeves